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                                                                     Exhibit 4.1
                  [Form of Class A Common Stock Certificate]

                                    [Front]

                                  [WWF Logo]

Number                                                                 Shares
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                          WORLD WRESTLING FEDERATION
                              ENTERTAINMENT, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                            CUSIP 98156Q108
                                                            See reverse for
                                                            certain definitions.

CLASS A COMMON STOCK
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THIS CERTIFIES THAT

IS THE OWNER OF
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         FULLY-PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK,
                              $.01 PAR VALUE, OF

                WORLD WRESTLING FEDERATION ENTERTAINMENT, INC.,

(the "Corporation"), a Delaware Corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof or by the holder's duly authorized attorney or legal representative, upon surrender of this certificate properly endorsed.
This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

IN WITNESS WHEREOF, WORLD WRESTLING FEDERATION ENTERTAINMENT, INC. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

                             CERTIFICATE OF STOCK

Dated:

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                      /s/  Vincent K. McMahon
             TRANSFER AGENT                           CHAIRMAN OF THE
             AND REGISTRAR                            BOARD OF DIRECTORS
                                    [SEAL]
         BY:
             AUTHORIZED OFFICER                       /s/  Linda E. McMahon
                                                      PRESIDENT, CHIEF
                                                      EXECUTIVE OFFICER
                                                      AND SECRETARY
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                                    [Back]

                WORLD WRESTLING FEDERATION ENTERTAINMENT, INC.,

     The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request a copy of the full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - -  as tenants in common                             UNIF GIFT MIN ACT - - ________Custodian________
TEN ENT - -  as tenants by the entireties                                           (Cust.)          (Minor)
JT TEN - -   as joint tenants with right of                                         Under Uniform Gifts to Minors
             survivorship and not as                                                Act______________________
             tenants in common                                                               (State)

     Additional abbreviations may also be used though not in the above list.

For value received, ___________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________ shares of the Class A
Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________ Attorney
to transfer the said stock of Common Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


_____________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM)
PURSUANT TO S.E.C. RULE 12Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
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Signature(s) Guaranteed:

By _____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.